LOAN AGREEMENT         EX-10.32


     This Loan Agreement (this "Agreement"), is dated as of May 17, 1996, between WORK RECOVERY, INC., a Colorado corporation (the "Borrower"), and RECOVERY LENDER, L.L.C., an Arizona limited liability company (the Lender").

     WHEREAS, the Borrower anticipates filing for relief pursuant to Chapter 11 of Title 11 of the United States Code in the near future (the Filing );

     WHEREAS, the Borrower is in immediate need of a loan for working capital purposes, and will require financing during the anticipated Chapter 11 for working capital purposes; and

     WHEREAS, the Lender has agreed to provide financing in an amount not to exceed $5,000,000 on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   LOANS; BORROWING PROCEDURES

     1.1. Loans. Subject to the terms and conditions of this Agreement, the Lender agrees to make such loans to the Borrower as the Borrower may from time to time request up to, but not including, the earlier of (i) December 31, 1996, and (ii) thirty (30) days after entry of an order in the Borrower s anticipated Chapter 11 confirming a plan of reorganization, which order shall be final and nonappealable (the Maturity Date ).

     1.2. Maximum Amount of Loans. The aggregate principal amount of all loans hereunder shall not exceed $5,000,000. Notwithstanding the foregoing, the aggregate principal amount of all loans hereunder which are made prior to the Filing shall not exceed $450,000, unless Lender in its sole and absolute discretion consents to make additional loans hereunder prior to the Filing.

     1.3. Loan Borrowing Procedures. The Borrower shall give the Lender irre-vocable telephonic notice of each borrowing of a loan hereunder no later than 11:00 a.m., Arizona time, on the same business day as the proposed date of borrowing. Each such notice shall be effective upon receipt by the Lender and shall specify the date and the amount of the borrowing, and, subject to the terms and conditions hereof, the Lender shall make a loan to the Borrower in such amount on the date specified in such notice. The Borrower agrees that the Lender may rely on any notice referred to in this Section that the Lender reasonably believes to be made by a person authorized to request a loan, without the necessity of independent investigation. The Borrower shall confirm in writing any telephonic notice of borrowing. Each request for a loan shall automatically constitute a representation and warranty by the Borrower that, as of the date of such requested loan, all conditions precedent to the making of such loan set forth herein shall be satisfied. Each borrowing of a loan shall be on a business day. Communications with the Lender with respect to matters described in this Section 1.3 shall be made to:

          Recovery Lender, L.L.C.
          Attention:   Douglas Engmann
          c/o Sage Clearing, L.P.
          220 Bush Street, Suite 660
          San Francisco, CA 94104
          Telephone:     (415) 781-7430
          Facsimile:     (415) 781-4641

2.   NOTE; INTEREST; PAYMENTS

     2.1. Note; Loan Balances. All loans pursuant to this Agreement shall be evidenced by one Promissory Note in the form attached hereto as Exhibit A (the
 Note ). The date and amount of each individual loan hereunder and of each repayment of principal shall be recorded by the Lender in its records. The outstanding principal balances of the loans reflected in the Lender's records from time to time shall be rebuttable presumptive evidence of such outstanding principal balances as of such time. The failure so to record such amount or any error in so recording any such amount shall not limit or otherwise affect the Borrower s obligations hereunder or under the Note to repay the principal amount of all loans made pursuant to this Agreement, together with all interest accruing thereon.

     2.2. Interest Rate on Loans.   Interest shall accrue on the principal
amount of loans outstanding from time to time pursuant hereto from the date of advance until repaid or converted (pursuant to Section 2.8 below) at a rate equal to twelve percent (12%) per annum.

     2.3. Computation of Interest. Interest on each loan shall be computed for the actual number of days elapsed on the basis of a 365 or 366-day year, as the case may be.

     2.4. Maturity. The loans, together with all accrued interest thereon, unless converted pursuant to Section 2.8 below, shall be due and payable in full on the Maturity Date.

     2.5. Prepayments. The Borrower may from time to time prepay the loans in whole or in part without notice and without penalty.

     2.6. Interest on Principal Prepaid. Any prepayment of a loan shall include accrued and unpaid interest to the date of prepayment on the principal amount being prepaid.

     2.7. Making of Payments. All payments of principal or interest on the Note shall be made to the Lender at the address set forth in Section 1.3 above or such other address as Lender shall designate in writing.

     2.8. Conversion Option. The indebtedness evidenced by the Note (outstanding principal and interest) shall, at Lender s option, be convertible into common stock of the reorganized Borrower (the Reorganized Borrower ) pursuant to an Approved Plan (as defined in Section 4.2(b) below) confirmed in the Borrower s anticipated Chapter 11 (the Plan ) at one percent (1.0%) of the Reorganized Borrower s issued and outstanding stock (on a fully diluted basis, giving effect to all stock issuances pursuant to the Plan) for each One Hundred Thousand Dollars ($100,000) of such indebtedness.

3.   CONDITIONS PRECEDENT TO PRE-FILING LOANS

     The disbursement of one pre-Filing loan hereunder in the amount of up to $450,000 shall be subject to the satisfaction or waiver by the Lender of the follow conditions precedent:

     3.1. The Note. The Lender shall have received the Note, executed and delivered by the Borrower.

     3.2. The Security Agreement. The Lender shall have received the Security Agreement in the form attached hereto as Exhibit B (the Security Agreement ), executed and delivered by Borrower.

     3.3. Perfection of Security Interests. The Lender shall have received originals, each duly executed by the Borrower, of all financing statements under the Uniform Commercial Code reasonably required by Lender to be filed in connection with the Security Agreement.

     3.4. Board Approval. The Borrower s Board of Directors shall have authorized the execution, delivery and performance of this Agreement, the Note and the Security Agreement.

In addition to the foregoing conditions precedent, if Lender in its sole and absolute discretion consents to make loans hereunder prior to the Filing in excess of $450,000, then disbursement of such additional loans shall be subject to such additional conditions precedent as Lender in its sole and absolute discretion shall require.

4.   CONDITIONS PRECEDENT TO POST-FILING LOANS

     Anything herein to the contrary notwithstanding, each and every post-Filing loan hereunder shall be subject to Lender s agreement, in its sole and absolute discretion, to make such loan; provided, however, that if Lender has not loaned Borrower at least $2,500,000 pursuant to this Agreement on or before the sixtieth (60th) day of the Chapter 11 proceedings, then the security interest granted by the Security Agreement in the ERGOS Technology (as defined in the Security Agreement) and the products and proceeds thereof shall terminate and all rights to the ERGOS Technology and the products and proceeds thereof shall revert to the Borrower. As set forth in the Security Agreement, upon any such termination, Lender will, at the Borrower s expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

     4.1. Initial Post-Filing Advances. The Lender may make one or more loans after the Filing in an aggregate amount not to exceed $600,000 (the Initial Post-Filing Advances ), subject to the satisfaction or waiver by Lender of the following conditions precedent:

          (a)  The Filing shall have occurred.

          (b) The Borrower shall have obtained emergency or interim Bankruptcy Court approval for (i) the Initial Post-Filing Advances, (ii) the granting to Lender of a continuing security interest in all of the Collateral (as defined in the Security Agreement) to secure all amounts outstanding under the Note (including the Initial Post-Filing Advances) senior to all liens (except as permitted by the Security Agreement), pursuant to Section 364(d) of the Bankruptcy Code, and (iii) the granting of a priority to the Initial Post-Filing Advances pursuant to Section 364(c)(1) of the Bankruptcy Code.

     4.2. Secondary Post-Filing Advances. The Lender may make one or more additional loans after the Filing in an aggregate amount not to exceed $600,000 (the Secondary Post-Filing Advances ) (so that the total of all advances under the Note could aggregate $1,650,000 plus the amount of any pre-Filing advances in excess of $450,000), subject to the satisfaction or waiver by Lender of the following conditions precedent:

          (a) The Borrower shall have obtained final Bankruptcy Court approval for

     (i) all post-Filing loans theretofore made or which might be made pursuant to this Agreement, (ii) the granting to Lender of a continuing security interest in all of the Collateral to secure all amounts outstanding from time to time under the Note (including such additional loans), senior to all liens (except as permitted by the Security Agreement), pursuant to
     Section 364(d) of the Bankruptcy Code, and (iii) the granting of a priority to all post-Filing loans made pursuant to this Agreement pursuant to
     Section 364(c)(1) of the Bankruptcy Code.

          (b) The Borrower shall have filed in its bankruptcy case a plan of reorganization satisfactory to Lender containing at least the following provisions (an Approved Plan ): (i) that Lender, at its option, may convert the indebtedness evidenced by the Note into common stock of the Reorganized Borrower consistent with Section 2.8 above; (ii) that the TEAM for New Management, L.L.C. (the TEAM ) shall continue as manager of the Reorganized Borrower on terms and conditions acceptable to the TEAM and Lender; and (iii) that existing shareholders of the Borrower may convert their existing stock into common stock in the Reorganized Borrower equal to at least twenty percent (20%) of the Reorganized Borrower s issued and outstanding stock (on a fully diluted basis, giving effect to all stock issuances pursuant to the Plan).

     4.3. Tertiary Post-Filing Advances. The Lender may make one or more additional loans after the Filing in an aggregate amount not to exceed $3,550,000 minus the amount of any pre-Filing advances in excess of $450,000 (so that the total of all advances under the Note could aggregate $5,000,000), subject to the satisfaction or waiver by Lender of the following conditions precedent:

          (a) The Bankruptcy Court shall have approved a Disclosure Statement relating to an Approved Plan.

          (b) The Borrower shall have satisfied such further conditions precedent, including, without limitation, obtaining further Bankrutpcy Court approvals and causing Borrower s subsidiaries to grant Lender a first lien security interest in any property owned by such subsidiaries, as the Lender shall require in its sole and absolute discretion.

5.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     As a material inducement to the Lender to enter into this Agreement, the Borrower hereby represents and warrants that as of the date of this Agreement:

     5.1. Organization, Corporate Powers, Etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, is duly qualified to transact business in all places where such qualification is necessary (excluding places where the failure to so qualify would not materially adversely affect the business of the Borrower) and has all requisite authority and legal right to incur the obligations provided for under, to execute and deliver, and to perform and observe and provisions of, this Agreement and the Note.

     5.2. Authorization. The making and performance by the Borrower of this Agreement, the Note and the Security Agreement have been duly authorized by all necessary corporate action.

     5.3. Enforceability. This Agreement, the Note and the Security Agreement constitute the legal and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

     5.4. Subsidiaries. None of the Borrower s subsidiaries own property of any significant value; provided, that if it is determined that a subsidiary of the Borrower does own property of significant value, the foregoing representation and warranty shall not give rise to an Event of Default hereunder if Borrower shall cause such subsidiary to grant Lender a first lien security interest in any such property of significant value to further secure the Note.

6.   COVENANTS

     So long as all or any portion of the Note remains outstanding, the Borrower hereby agrees as follows:

     6.1. Compliance With Laws. The Borrower shall comply in all material respects with all applicable laws, rules, regulations and orders of, and restrictions imposed by, governmental authorities, the violation of which could reasonably be expected to material adverse effect upon the financial condition, results, assets or operations of the Borrower.

     6.2. Inspection. The Borrower shall allow representatives of the Lender, upon reasonable prior notice to the Borrower, to inspect, copy and make extracts of all applicable records, and all properties, of the Borrower at any reasonable time for any reasonable purpose.

     6.3. Litigation. The Borrower shall promptly notify the Lender of any litigation instituted, or to the Borrower s knowledge, threatened against the Borrower.

7.   EVENTS OF DEFAULT; REMEDIES

     7.1. Event of Default. An Event of Default shall be deemed to have occurred upon the occurrence and during the continuance of any of the following events:

          (a) Payment. Any amount payable on any loan shall not be paid when due; or

          (b) Covenants. A breach or failure of performance by Borrower of any covenant, condition or agreement on its part to be observed or performed contained in this Agreement, the Note or the Security Agreement which shall not have been cured within thirty (30) days after receipt by the Borrower of notice thereof given by the Lender; or

          (c) Misrepresentation. Any material representation or warranty made by the Borrower herein or in the Security Agreement shall prove to have been false or breached in any material respect on and as of the date on which made; or

          (d) Conversion, Appointment of Trustee, Dismissal. The Borrower s bankruptcy case shall be converted to a proceeding under Chapter 7 of the Bankruptcy Code, a trustee shall be appointed in the Borrower s bankruptcy case, or the Borrower s bankruptcy case shall be dismissed; or

          (e) Deadlines. Unless Lender in its sole and absolute discretion elects to extend any of the following deadlines, (i) the final Bankruptcy Court approval referred to in Section 4.2(a) above shall not be obtained on or before June 30, 1996, (ii) an Approved Plan shall not be filed on or before July 15, 1996, (iii) a Disclosure Statement relating to an Approved Plan shall not be approved on or before September 30, 1996, or (iv) an Approved Plan shall not be confirmed by November 30, 1996.

     7.2. Consequences of an Event of Default.

          (a) Acceleration. If an Event of Default shall have occurred and be continuing, the Lender may (by written notice delivered to the Borrower) declare all or any portion of the loans immediately due and payable.

          (b) Other Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default:

               (i) The Lender s commitment to make further loans shall, at Lender s option, terminate, and the Lender shall have no further obligation to make loans hereunder;

               (ii) The Lender shall also be entitled to exercise all its rights and remedies as may exist at law or as set forth in the Security Agreement or the Note.

8.   MISCELLANEOUS

     8.1. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of either party shall bind and inure to the benefit of their respective successors and assigns, including any subsequent holder of the Note.

     8.2. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, then such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement.

     8.3. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original hereof, and all of which taken together shall constitute one and the same agreement.

     8.4. Descriptive Headings; Interpretation. Descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement.

     8.5  Governing Law.  THIS AGREEMENT SHALL BE ENFORCED IN
ACCORDANCE WITH, AND ALL QUESTIONS REGARDING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PURPOSE OF THIS AGREEMENT SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO PROVISIONS THEREOF REGARDING CONFLICT OF LAWS.

     8.6. Notices. Any notice provided for in this Agreement must be in writing and must be either (a) hand delivered, (b) mailed by registered or certified first class mail, postage prepaid with return receipt requested, (c) sent by reputable overnight courier service for next business morning delivery, or (d) sent by telecopy to the recipient at the address/telecopy number below indicated:

          If to the Lender:

               Recovery Lender, L.L.C.
               Attention:   Douglas Engmann
               c/o Sage Clearing, L.P.
               220 Bush St., Suite 660
               San Francisco, CA 94104
               Telephone:     (415) 781-7430
               Facsimile:     (415) 781-4641

          If to the Borrower:

               Work Recovery, Inc.
               2341 S. Friebus, Suite 14
               Tucson, AZ 85713
               Telephone:     (520) 322-6634
               Facsimile:     (520) 321-9481

or such other address/telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given (i) on the date such notice is hand delivered, (ii) three (3) days after the date of mailing if mailed by certified or registered mail, (iii) on the business day next following the day notice is sent via overnight courier service, or (iv) as of the beginning of the next day if such notice is sent by telecopy.

     8.7. Entire Agreement. This Agreement, the Note and the Security Agreement embody the complete agreement and understanding among the parties with respect to the subject matter hereof and thereof and supersede and preempt any prior understandings, agreements and/or representations by or among the parties, written or oral, related to the subject matter hereof in any way.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              WORK RECOVERY, INC.



                              By__________________________________________
                                   Authorized Officer



                              RECOVERY LENDER, L.L.C.



                              By__________________________________________
                                   Member